Page one of seven pages.
                                                  Exhibit Index is on page four.

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2000

                         Commission File Number 0-15323

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                              94-2904044
                 --------                              ----------
      (State or other jurisdiction of               (I.R.S. Employer
      incorporation or organization)               Identification No.)

                            6500 Paseo Padre Parkway
                            Fremont, California 94555
                                 (510) 713-7300
     (Address of principal executive offices, including zip code, area code, and telephone number)

                                [Not Applicable]
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report.)

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

Item 5. Other Events

            On January 20, 2000, Network Equipment Technologies, Inc. (the "Company") announced plans for a reorganization of the Company. Attached hereto as Exhibit 99.1 is the Company's press release dated January 20, 2000 regarding this announcement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits

                  99.1 Network Equipment Technologies, Inc. Press Release dated January 20, 2000.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2000           NETWORK EQUIPMENT TECHNOLOGIES, INC.


                                  By: /s/ Hubert A.J. Whyte
                                      ---------------------

                                  Name: Hubert A.J. Whyte

                                  Title: President and Chief Executive Officer


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

                                  EXHIBIT INDEX

                                                        Page No. in Sequentially
Exhibit No.              Description                    Numbered Current Report
-----------              -----------                    -----------------------

   99.1         Network Equipment Technologies, Inc.               5
                Press Release dated January 20, 2000.


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